EXHIBIT 1



                             JOINT FILING AGREEMENT
                             ----------------------

                  In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them an amendment to the Joint Statement on Schedule 13D, dated the date hereof. This Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, each of the undersigned, being duly authorized, hereby executed this Agreement this 15th day of December, 2003.


                                        OAK HILL SECURITIES FUND, L.P.


                                        By: Oak Hill Securities GenPar, L.P.,
                                            its general partner


                                        By: Oak Hill Securities MGP, Inc.,
                                            its general partner


                                        By:  /s/ Glenn R. August
                                            ------------------------------------
                                             Name: Glenn R. August
                                             Title: President


                                        OAK HILL SECURITIES FUND
                                            LIQUIDATING TRUST


                                        By: Oak Hill Securities GenPar, L.P.,
                                            as Administrative Trustee


                                        By: Oak Hill Securities MGP, Inc.
                                            its general partner


                                        By:  /s/ Glenn R. August
                                            ------------------------------------
                                             Name: Glenn R. August
                                             Title: President

                                        OAK HILL SECURITIES GENPAR, L.P.


                                        By: Oak Hill Securities MGP, Inc.,
                                             its general partner


                                        By:  /s/ Glenn R. August
                                            ------------------------------------
                                             Name: Glenn R. August
                                             Title: President


                                        OAK HILL SECURITIES MGP, INC.


                                        By:  /s/ Glenn R. August
                                            ------------------------------------
                                             Name: Glenn R. August
                                             Title: President


                                        OAK HILL SECURITIES FUND II, L.P.


                                        By: Oak Hill Securities GenPar II, L.P.,
                                             its general partner


                                        By: Oak Hill Securities MGP II, Inc.,
                                             its general partner


                                        By:  /s/ Glenn R. August
                                            ------------------------------------
                                             Name: Glenn R. August
                                             Title: President


                                        OAK HILL SECURITIES GENPAR II, L.P.


                                        By: Oak Hill Securities MGP II, Inc.,
                                             its general partner


                                        By:  /s/ Glenn R. August
                                            ------------------------------------
                                             Name: Glenn R. August
                                             Title: President


                                        OAK HILL SECURITIES MGP II, INC.


                                        By:  /s/ Glenn R. August
                                            ------------------------------------
                                             Name: Glenn R. August
                                             Title: President

                                        OAK HILL ASSET MANAGEMENT, INC.


                                        By:  /s/ Glenn R. August
                                            ------------------------------------
                                             Name: Glenn R. August
                                             Title: President


                                        OAK HILL ADVISORS, L.P.

                                        By: Oak Hill Advisors MGP, Inc.,
                                             its general partner


                                        By:  /s/ Glenn R. August
                                            ------------------------------------
                                             Name: Glenn R. August
                                             Title: President


                                        OAK HILL ADVISORS MGP, INC.


                                        By:  /s/ Glenn R. August
                                            ------------------------------------
                                             Name: Glenn R. August
                                             Title: President


                                        /s/ Glenn R. August
                                        ----------------------------------------
                                        Glenn R. August